UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 19, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA		94538-3158
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Digital Power Corporation (the “Company”) announced today its Stockholders’ Equity as of March 31, 2017 and its pro forma Stockholders’ Equity as of June 19, 2017, which incorporates the Company’s (i) sales of common stock and preferred stock, including its private placement of Units of Series C Convertible Preferred Stock and Warrants and (ii) acquisition of a majority interest in MicroPhase Corp. as previously reported on Form 8-K for June 8, 2017. After adjusting for the sale of the securities and acquisition of majority interest in MicroPhase, the Company is pleased to announce Stockholders’ Equity of approximately $6,409,000 on a pro-forma basis for June 19, 2017. Subject to review by the NYSE MKT, the Company may be deemed back in compliance with the NYSE MKT LLC’s continued listing standards.

Pro-forma Stockholders’ Equity

Digital Power Corporation and Subsidiaries

Pro-forma Stockholders' Equity

as of June 19, 2017

U.S. dollars in thousands

The following table sets forth the Company’s Stockholders’ Equity position as of March 31, 2017, and as adjusted on a pro-forma basis as of June 19, 2017 to reflect the acquisition of a controlling interest in Microphase Corporation, the issuances of common stock and preferred stock and the results of operations through June 19, 2017:

	March 31, 2017		June 19, 2017
	Actual*	Adjustments	Pro-forma

STOCKHOLDERS’ EQUITY:
Preferred Stock – 1,000,000 shares authorized; 933,783 and 25,000 shares issued and outstanding at June 19, 2017 and March 31, 2017, respectively.
Common Stock, no par value – 30,000,000 shares authorized; 11,500,454 and 8,856,853 shares issued and outstanding at June 19, 2017 and March 31, 2017, respectively.
Additional paid-in capital	17,736	3,371	21,107
Accumulated deficit	(13,152)	(767)	(13,919)
Accumulated other comprehensive loss	(799)	20	(779)
Total shareholders' equity	3,785	2,425	6,409

* Unaudited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL POWER CORPORATION

Date: June 19, 2017	By: /s/ Amos Kohn
Amos Kohn
Chief Executive Officer